Exhibit 10.42


                          [FORM OF SECURITY AGREEMENT]







                    COLLATERAL ACCOUNT AND SECURITY AGREEMENT

                           DATED AS OF MARCH 22, 1999

                                      AMONG

                            IGEN INTERNATIONAL, INC.

                           THE PURCHASERS PARTY HERETO

                             BANKERS TRUST COMPANY,
                               AS COLLATERAL AGENT

                                       AND

                             BANKERS TRUST COMPANY,
                               AS DEPOSITARY BANK




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                                TABLE OF CONTENTS
                                                                                                   PAGE
SECTION 1. DEFINITIONS                                                                               1
         SECTION 1.1. CAPITALIZED TERMS                                                              1
                      -----------------
         Section 1.2. Uniform Commercial Code; Interpretation                                        3

SECTION 2. COLLATERAL AGENT                                                                          4
           ---------- -----
         SECTION 2.1. APPOINTMENT AND DUTIES OF THE COLLATERAL AGENT                                 4
                      ----------------------------------------------
         SECTION 2.2. RIGHTS OF COLLATERAL AGENT                                                     4
                      --------------------------
         SECTION 2.3. INDEMNIFICATION AND FEES OF THE COLLATERAL AGENT                               6
                      ------------------------------------------------
         SECTION 2.4. RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT                                 7
                      ----------------------------------------------
         SECTION 2.5. SUCCESSOR COLLATERAL AGENT                                                     8
                      --------------------------
         SECTION 2.6. CONSENTS UNDER COLLATERAL DOCUMENTS                                            8
                      -----------------------------------
         SECTION 2.7. DEPOSITARY BANK                                                                8
                      ---------------
SECTION 3. THE ACCOUNTS                                                                              8
           ------------
         SECTION 3.1. DEPOSITARY BANK; MAINTENANCE OF ACCOUNTS; LIMITED COMPANY
                      RIGHTS                                                                         8
         SECTION 3.2. ESTABLISHMENT OF ACCOUNTS                                                      9
                      -------------------------
SECTION 4. DEPOSITS INTO ACCOUNTS                                                                   10
           ----------------------
         SECTION 4.1. DEPOSIT OF ROYALTY PAYMENTS. ETC.                                             10
                      ---------------------------------
         SECTION 4.2. NOTICE OF DEPOSITS TO COLLATERAL AGENT                                        10
                      --------------------------------------
         SECTION 4.3. INITIAL DEPOSIT INTO RESERVE ACCOUNT                                          10
                      ------------------------------------
SECTION 5. DISBURSEMENTS PROM ACCOUNTS                                                              10
           ---------------------------
         SECTION 5.1. DISBURSEMENTS FROM THE COLLECTION ACCOUNT                                     10
                      -----------------------------------------
         SECTION 5.2. DISBURSEMENTS FROM THE RESERVE ACCOUNT                                        11
                      --------------------------------------
         SECTION 5.3. TRANSFERS WHEN AN EVENT OF DEFAULT IS CONTINUING                              11
                      ------------------------------------------------
         SECTION 5.4. DISPOSITION OF ACCOUNTS UPON PAYMENT OF SECURED OBLIGATIONS                   11
                      -----------------------------------------------------------

SECTION 6. PERMITTED INVESTMENTS                                                                    11
           ---------------------

SECTION 7. COLLATERAL                                                                               12
           ----------

SECTION 8. FURTHER ASSURANCES REMEDIES                                                              12
           ---------------------------
         SECTION 8.1. DELIVERY AND OTHER PERFECTION                                                 12
                      -----------------------------
         SECTION 8.2. OTHER FINANCING STATEMENTS AND LIENS                                          13
                      ------------------------------------
         SECTION 8.3. PRESERVATION OF RIGHTS                                                        13
                      ----------------------
         SECTION 8.4. SPECIAL PROVISIONS RELATING TO LICENSE AGREEMENT                              13
                      ------------------------------------------------
         SECTION 8.5. EVENTS OF DEFAULT, ETC.                                                       14
                      -----------------------
         SECTION 8.6. REMOVALS, ETC                                                                 15
                      -------------
         SECTION 8.7. PRIVATE SALE                                                                  15
                      ------------
         SECTION 8.8.  ATTORNEY-IN-FACT                                                             15
                       ----------------
         SECTION 8.9.  PERFECTION                                                                   15
                       ----------
         SECTION 8.10. TERMINATION OF SECURITY INTEREST                                             16
                       --------------------------------
         SECTION 8.11. EXPENSES                                                                     16
                       --------
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

         SECTION 8.12. FURTHER ASSURANCES                                                           16
                       -------------------

SECTION 9. APPLICATION OF PROCEEDS                                                                  16
           -----------------------

SECTION 10. ADDITIONAL SECURED INDEBTEDNESS                                                         17
            -------------------------------

SECTION 11. MISCELLANEOUS                                                                           17
            -------------
         SECTION 11.1. NO WAIVER                                                                    17
                       ---------
         SECTION 11.2. SEVERABILITY                                                                 18
                       ------------
         SECTION 11.3. SUCCESSORS AND ASSIGNS                                                       18
                       ----------------------
         SECTION 11.4. COUNTERPARTS                                                                 18
                       ------------
         SECTION 11.5. AMENDMENT WAIVER, ETC                                                        18
                       ---------------------
         SECTION 11.6. HEADINGS                                                                     18
                       --------
         SECTION 11.7. NOTICES                                                                      18
                       -------
         SECTION 11.8. REINSTATEMENT                                                                18
                       -------------
         SECTION 11.9. TERMINATION                                                                  19
                       -----------
         SECTION 11.10. NO THIRD PARTY BENEFICIARIES                                                19
                        ----------------------------
         SECTION 11.11. GOVERNING LAW                                                               19
                        -------------

ANNEX A           FORM OF WITHDRAWAL REQUEST

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                    COLLATERAL ACCOUNT AND SECURITY AGREEMENT


                  COLLATERAL ACCOUNT AND SECURITY AGREEMENT dated as of March 22, 1999 among IGEN INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); the institutions named on the signature pages hereof under the caption "PURCHASERS"; Bankers Trust Company, acting in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the "Collateral Agent") and Bankers Trust Company, acting in its capacity as depositary bank for the Secured Parties (in such capacity, together with its successors and permitted assigns, the "Depositary Bank") in each case as herein provided.

                  The Company has authorized the issuance of $30,000,000 aggregate principal amount of its 8.50% Senior Secured Notes due 2006 pursuant to the separate Note Purchase Agreements (collectively, as amended, restated, modified or supplemented and in effect from time to time, the "Note Purchase Agreement"), each dated as of March 22, 1999, with each of the purchasers named on Schedule A thereto.

                   The parties hereto desire to enter into this Agreement to set forth their mutual understanding with respect to the appointment of the Collateral Agent and various matters with respect to the Accounts and the Collateral (each as defined below).

                  NOW, THEREFORE, to induce the Purchasers to enter into the Note Purchase Agreement and to purchase the Notes to be purchased by each such Purchaser, and for and in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto intending to be legally bound, covenant and agree as follows:

                  SECTION 1. DEFINITIONS.
                             -----------

                  Section 1.1. Capitalized Terms. Capitalized terms used herein
                               -----------------
and not defined herein shall have the meanings assigned thereto in the Note Purchase Agreement, whether specifically set forth therein or by reference to another document. In addition, as used herein the following terms shall have the following respective meanings (all terms defined in this Section 1.1 and in the other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Accounts" has the meaning set forth in Section 3.2(a).
      --------

     "BMG Litigation" means the litigation between the Company and BMG described
      --------------
under the heading "BOEHRINGER MANNHEIM ("ROCHE") in Note 3 to the Company's financial statements for the fiscal quarter ended December 31, 1998.

     "Collateral" has the meaning set forth in Section 7.
      ----------

     "Collateral Agent" is defined in the preamble hereto.
      ----------------

     "Collateral   Documents"   means  this  Agreement  and  all  UCC  financing
      ----------------------
statements
required by this Agreement to be filed with respect to the Liens on personal property of the Company created pursuant hereto.

     "Collection  Account" means the  securities  account  entitled  "Collection
      -------------------
Account" maintained by and in the name of the Collateral Agent with its Corporate Trust Department at the Depositary Bank in New York, New York.

     "Company" is defined in the preamble hereto.
      -------

     "Depositary Bank" is defined in the preamble hereto.
      ---------------

     "Funds" means, collectively,  all Permitted Investments and all other items
      -----
of property (whether investment property, financial asset, security, instrument or cash) deposited in or credited to either Account.

     "Noteholder" means the holder or holders from time to time of the Notes.
      ----------

     "Note Purchase Agreement" is defined in the preamble hereto.
      -----------------------

     "Permitted Investments" means:
      ---------------------

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. ("S&P"), or from Moody's Investors Service, Inc. ("Moody's");

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which (i) has a combined capital and surplus and undivided profits of not less than $500,000,000 and (ii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank) shall have been given one of the highest three ratings by at least one credit rating agency of recognized national standing in the United States of America;

     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and



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     (e) money market mutual funds (including money market funds or money market mutual funds for which the Collateral Agent in its individual capacity or any of its Affiliates is investment manager or advisor or from which the Collateral Agent in its individual capacity or any of its Affiliates charges or collects fees and expenses for services rendered) which are rated by S&P and Moody's at the time at which the investment is made in one of its three highest long-term rating categories.

     "Required  Reserve  Balance"  means,  as of any date (a) prior to the first
      --------------------------
Note Payment Date, $600,000, (b) on or after the first Note Payment Date but prior to the second Note Payment Date, $800,000, (c) on or after the second Note Payment Date but prior to the third Note Payment Date, $1,000,000, (d) on or after the third Note Payment Date but prior to the fourth Note Payment Date, $1,200,000, (e) on or after the fourth Note Payment Date but prior to the fifth Note Payment Date, $1,400,000, (f) on or after the fifth Note Payment Date but prior to the sixth Note Payment Date, $1,700,000 and (g) on or after the sixth Note Payment Date, an amount equal to the aggregate amount of (1) all payments of principal of, interest on and Make-Whole Amount, if any, payable with respect to, the Notes and (2) all other amounts payable to the Collateral Agent or any Secured Party with respect to the Secured Obligations, in the case of both of the foregoing clauses (1) and (2), which are due and owing on the next succeeding Note Payment Date.

     "Reserve  Account" means the securities  account entitled `Reserve Account"
      ----------------
maintained by and in the name of the Collateral Agent with its Corporate Trust Department at the Depositary Bank in New York, New York.

     "Reserve  Account  Balance"  means  on any  date  an  amount  equal  to the
      -------------------------
collected credit balance of Funds held in or credited to the Reserve Account on such date.

     "Secured   Obligations"  means  (a)  the  principal  of,  interest  on  and
      ---------------------
Make-Whole Amount, if any, payable with respect to, the Notes and (b) all other amounts from time to time payable to the Collateral Agent or any Noteholder under the Note Purchase Agreement or any other Financing Document.

     "Secured Parties" means,  collectively,  the Noteholders and the Collateral
      ---------------
Agent and their respective successors and assigns.

     "UCC" means the Uniform Commercial Code of the State of New York.
      ---

     "Withdrawal  Request" means a request  substantially in the form of Annex A
      -------------------
hereto.

     Section 1.2. Uniform Commercial Code; Interpretation.  All terms defined in
                  ---------------------------------------
the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires. Unless the context otherwise requires, any reference in this Agreement to any agreement shall mean such agreement and all schedules, exhibits and attachments thereto as amended, supplemented, modified or replaced. Unless otherwise stated,


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any  reference  in this  Agreement  to any Person  shall  include its  permitted successors and assigns.

     SECTION 2. COLLATERAL AGENT.
                -----------------

     Section   2.1.   Appointment   and   Duties   of  the   Collateral   Agent.
                      ---------------------------------------------------------

     (a) Each Noteholder on the date hereof, and each other Secured Party from time to time by its acceptance of the security interests granted under the Collateral Documents, hereby designates and appoints Bankers Trust Company to act on its behalf as the Collateral Agent under the Collateral Documents, and hereby authorizes the Collateral Agent to execute, deliver and perform, on behalf of each of the Secured Parties, each Collateral Document to which the Collateral Agent is or is intended to be a party and to take such actions on behalf of the Secured Parties under the provisions of such Collateral Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of each Collateral Document, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in any Collateral Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Collateral Documents, or any fiduciary relationship with any Secured Party, and no implied covenants, functions or responsibilities shall be read into any Collateral Document or otherwise exist against the Collateral Agent.

     (b) The Collateral Agent will forward to each Secured Party at its last address on the records of the Collateral Agent promptly after the Collateral Agent's receipt thereof (and will use its reasonable efforts to forward within two Business Days of the receipt) a copy of each document furnished to the Collateral Agent under any Financing Document (including each Withdrawal Request).

     (c) The Collateral Agent shall deliver to the Company and each Secured Party, within five Business Days after the end of each calendar month (commencing with the calendar month in which the first deposit is made to the Collection Account), a report in reasonable detail setting forth with respect to each Account all deposits to and disbursements from such Account during such calendar month, including the date on which made, and the balances of and any investments in such Account as of the end of such calendar month. The Collateral Agent shall provide any additional information or reports relating to any such Account and the transactions therein reasonably requested in writing from time to time by the Company or any Secured Party.

     (d) The Collateral Agent hereby waives any Lien it may now have, or may subsequently acquire, in or on any Collateral other than the security interests granted under the Collateral Documents, any right to apply the Collateral against claims other than claims of the Secured Parties in respect of the security interests granted under this Agreement and any right to set off claims against such Collateral other than claims of the Secured Parties in respect of such security interests.

     Section 2.2. Rights of Collateral Agent.
                  --------------------------

     (a) The Collateral Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact, provided that the Collateral Agent shall be liable for any willful misconduct or gross negligence on the part of any such agents or attorneys-in-fact (other than any such agents or attorneys-in-fact retained by the Collateral Agent at the direction of, or with the prior approval of, the Required Holders).

     (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement (except for its own gross negligence or its own willful misconduct), (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Company or any other party (other than the Collateral Agent) or any representative thereof contained in the Financing Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, any Financing Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Financing Document or for any failure of the Company or any other party (other than the Collateral Agent) to perform their respective obligations thereunder,
(iii) responsible or liable in any manner whatever for soliciting any finds or for the sufficiency, correctness, genuineness or validity of any funds, securities or other amounts deposited with or held by it or (iv) liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the liquidation of any Permitted Investment prior to its stated maturity or the failure of the Company to provide timely written investment direction.

     (c) The Collateral Agent shall be entitled to conclusively rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity and upon advice and statements of legal counsel, independent accountants and other experts reasonably selected by the Collateral Agent. In connection with any request of the Required Holders, the Collateral Agent shall be fully protected in relying on a certificate of any Secured Party, reasonably believed by the Collateral Agent to be signed by an authorized representative of such Secured Party, setting forth the Secured Obligations held by such Secured Party as of the date of such certificate, which certificate shall state that the person signing such certificate is an authorized representative of such Secured Party and shall state specifically which provision of this Agreement pursuant to which the Collateral Agent is being directed to act. The Collateral Agent shall be entitled to conclusively rely, and shall be fully protected in relying, in good faith on such certificate. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement (i) if such action would, in the reasonable opinion of the Collateral Agent, be contrary to law or the terms of this Agreement, (ii) if such action is not specifically provided for in this Agreement, or it shall not have received any such advice or concurrence of the Required Holders as it deems appropriate or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Agreement or the Note Purchase Agreement or is pursuant to a direction or request of the Required Holders described in 2.2(e) hereof, it shall not first be indemnified to its reasonable satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Holders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

     (d) If, with respect to a proposed action to be taken by it, the Collateral Agent shall reasonably conclude in good faith that the provisions of this Agreement relating to the functions or responsibilities or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Secured Parties, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Required Holders that the Required Holders concur in the circumstances that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Required Holders in this respect, and such confirmation shall be binding upon the Collateral Agent and the other Secured Parties.

     (e) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless and until the Collateral Agent has actual knowledge thereof or has received a written notice or a certificate from a Secured Party or the Company stating that an Event of Default has occurred. The Collateral Agent shall have no obligation after receiving such notice or certificate to inquire whether an Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice or certificate so furnished to it. No provision of any Financing Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties thereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In the event that the Collateral Agent obtains actual knowledge of, or receives such a notice of, the occurrence of any Event of Default, the Collateral Agent shall give notice thereof to the Secured Parties. The
Collateral Agent shall take only such action with respect to such Event of Default as so directed in writing by the Required Holders.

     Section   2.3.   Indemnification   and  Fees  of  the   Collateral   Agent.
                      ---------------------------------------------------------

     (a) The Company shall indemnify the Collateral Agent and its directors, officers, employees and agents from and against any and all claims, losses, liabilities, obligations, actions, judgments, suits, damages, costs, expenses and disbursements (including, without limitation, the reasonable fees, expenses and disbursements of counsel) of any kind or nature whatsoever tat may at any time be incurred by the Collateral Agent (hereinafter the "Indemnification Amount") growing out of or resulting from (i) any Financing Document or any Collateral Document (including, without limitation, the enforcement of any Financing Document or any Collateral Document, but excluding any such claims, losses, liabilities, obligations, actions, judgments, suits, damages, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willfull misconduct or resulting from any action brought by a Secured Party against the Collateral Agent), (ii) any refund or adjustment of any amount paid or payable to the

Collateral Agent or any Secured Party under or in respect of any Financing Document or any Collateral, or any interest thereon, which may be ordered or otherwise required by any Person, except to the extent arising out of the Collateral Agent's own gross negligence or its own willfull misconduct, (iii) the establishment of the Accounts, the acceptance of deposits, the purchase or sale of instruments, investments or securities, the retention of cash and instruments, investments or securities or the proceeds thereof and any payment, transfer or other application of cash or instruments, investments or securities by the Collateral Agent in accordance with the provisions of this Agreement or the Note Purchase Agreement, or as may arise by reason of any act, omission or error of the Collateral Agent made in good faith in the conduct of its duties, except to the extent arising out of the Collateral Agent's own gross negligence or willful misconduct or (iv) this Agreement except to the extent arising out of the Collateral Agent's own gross negligence or its own willful misconduct. If the Company fails to pay on demand the Indemnification Amount, interest will accrue thereon at the Default Rate from the scheduled date for payment thereof until the actual date of payment and such interest shall be added to the Indemnification Amount.

     (b) The Company will pay upon demand to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of any Financing Document, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent or the Secured Parties under any Financing Document or any Collateral Document or (iv) the failure by the Company or any other person or entity to perform or observe any of the provisions of any Financing Document.

     (c) The Company agrees to pay to the Collateral Agent an annual collateral agency fee in advance, as agreed upon in writing by the Company and the Collateral Agent, on each anniversary of the date of Closing occurring during the period commencing on the date of Closing to and including the date on which the Secured Obligations are paid in full (or on such other dates as otherwise agreed by the Company and the Collateral Agent).

     (d) The provisions of this Section 2.3 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent.

     Section 2.4. Resignation or Removal of the Collateral Agent. The Collateral
                  ----------------------------------------------
Agent may resign upon not less than 30 days' prior written notice to the Secured Parties and the Company and may be removed at any time with or without cause by the Required Holders, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this Section
2.4. If the Collateral Agent shall resign or be removed, then the Required Holders shall (and if no such successor shall have been appointed within 60 days of the Collateral Agent's resignation or removal, the Collateral Agent may or may petition a court of competent jurisdiction to) appoint a successor agent for the Secured Parties, which successor agent shall (i) be a bank or trust company that has an office in New York, New York and that has a combined capital and surplus of at least $500,000,000 and (ii) unless a Default or Event of Default has occurred and is continuing, be reasonably acceptable to the Company, whereupon such successor agent shall succeed to the rights, powers and duties of the "Collateral Agent" and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the Collateral Agent resigning or being removed shall deliver all Collateral then in its possession to the successor Collateral Agent) or any of the other Secured Parties. After any retiring Collateral Agent's resignation or removal hereunder, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

     Section 2.5.  Successor  Collateral  Agent.  Any corporation into which the
                   ----------------------------
Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent hereunder, provided that corporation satisfies the eligibility requirements specified in clause (i) of Section 2.4, without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

     Section 2.6. Consents Under Collateral Documents. Without the prior written
                  -----------------------------------
consent of the Required Holders, the Collateral Agent will not consent to any amendment, restatement, modification, supplement or waiver under any of the Collateral Documents, provided that, without the prior consent of each Secured Party, the Collateral Agent shall not (except as provided herein), (i) consent to the release of any Collateral or otherwise terminate any Lien hereunder, (ii) agree to additional obligations being secured by such Lien (other than as contemplated by Section 10 hereof) or (iii) alter the relative priorities of the obligations entitled to the benefits of the Liens created hereunder, except that no such consent shall be required, and the Collateral Agent is hereby authorized, to consent to the release of any Lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Holders have consented.

     Section 2.7.  Depositary Bank. The Depositary Bank shall be entitled to the
                   ---------------
same rights, privileges and immunities as the Collateral Agent in connection with its duties and obligations hereunder.

     SECTION 3. THE ACCOUNTS.
                ------------

     Section 3.1.  Depositary  Bank;  Maintenance of Accounts;  Limited  Company
                   -------------------------------------------------------------
                   Rights.
                   ------

     (a)  Depositary  Bank.  For all purposes of this  Agreement,  any reference
          ----------------
herein to an application or disposition of Funds held in or credited to either Account by the Collateral Agent shall be deemed to refer to an application or disposition of such Funds by the Depositary Bank, and the Collateral Agent agrees that it will cause the Depositary Bank to make all applications and dispositions of Funds held in or credited to either Account at such times and in such amounts as is required by the terms of this Agreement.

     (b) Acceptance of Payment on Maintenance of Accounts.  The Collateral Agent
         ------------------------------------------------
hereby agrees to cause to be accepted by the Depositary Bank and the Depositary Bank hereby agrees to accept all Funds to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement. The Company shall maintain the Accounts at the Depositary Bank during the term of this Agreement. The Collateral Agent and the Depositary Bank hereby agree that the Funds held in or credited to the Accounts shall be treated as "financial assets" (as defined in Section 8-102(a)(9) of the UCC).

     (c) Limited Company  Rights.  The Company shall not have any rights against
         -----------------------
or to Funds held in or credited to the Accounts, as third party beneficiary or otherwise, except the right to receive monies held in the Accounts as permitted by Paragraph Three of Section 5.1 or to direct the investment of Funds held in or credited to the Accounts as permitted by Section 6. Except as expressly provided in this Agreement, in no event shall any Permitted Investments deposited in or credited to any Account be registered in the name of the Company, payable to the order of the Company or specially indorsed to the Company except to the extent that the foregoing have been specially indorsed to the Collateral Agent or in blank.

     (d)  Entitlement  Orders.  The  Depositary  Bank shall  comply  solely with
          -------------------
"entitlement orders" (within the meaning of Section 8-102(a)(8) of the UCC) relating to any financial asset held in any Account without further consent by the Company. Each of the Company and the Depositary Bank hereby represents that it has not entered into, and hereby agrees that until the payment in full of the Secured Obligations, it shall not enter into, any agreement with any other Person (other than the Collateral Agent) relating to the Accounts (or any Funds deposited therein or credited thereto) pursuant to which the Depositary Bank has agreed or would agree, as the case may be, to comply with entitlement orders made by such Person. Each of the Company and the Depositary Bank hereby represents that it has not entered into any other agreement with the Company or any other Person purporting to limit or condition the obligation of the Collateral Agent or the Depositary Bank to comply with entitlement orders as set forth in this Section 3.1(d).

     Section 3.2. Establishment of Accounts.
                  -------------------------

     (a) The Collateral Agent will, prior to the date of Closing, establish with the Depositary Bank the following special, segregated securities accounts (the "Accounts"; each such Account being a "securities account" as such term is defined in Section 8-501(a) of the UCC)) in the name of the Collateral Agent which shall be maintained at all times until the termination of this Agreement:

     1. the Collection Account; and
     2. the Reserve Account.

     (b) The Depositary Bank represents that the Accounts have been established on the books and records of the Corporate Trust Department of the Depositary Bank and that each such Account is a "securities account" (as defined in section 8-501(a) of the UCC) in respect of which the Depositary Bank is a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) and the Collateral Agent is the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC). The Depositary Bank represents that the "securities intermediary's jurisdiction'"' (within the meaning of Section 8-110(e) of the UCC) of the Depositary Bank with respect to the Accounts is the State of New York.

     (c) The account numbers of the Accounts established by, and in the name of, the Collateral Agent will be notified by the Collateral Agent to the Company and each Secured Party promptly upon the establishment thereof.

     (d) All Funds from time to time deposited in or credited to each Account shall be held in the name of the Collateral Agent for the benefit of the Secured Parties in the custody of the Collateral Agent for the purposes and on the terms set forth in this Agreement. All such Funds shall constitute a part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Company until applied as hereinafter provided.

     SECTION 4. DEPOSITS INTO ACCOUNTS.
                ----------------------

     Section 4.1.  Deposit of Royalty  Payments,  etc. All (i) Royalty  Payments
                   ----------------------------------
payable to or for the benefit of the Company  under the  License  Agreement  and
(ii) all other amounts specified in Sections 7(c) and 7(d) shall be paid directly to, and any such amounts received by the Company shall be deposited by the Company with, on the day of receipt of such amounts, the Collateral Agent on behalf of the Secured Parties for deposit in the Collection Account.

     Section  4.2.  Notice of  Deposits  to  Collateral  Agent.  Promptly  alter
                    ------------------------------------------
obtaining knowledge that the Collateral Agent will receive funds for deposit into the Collection Account, the Company shall notify the Collateral Agent that the Collateral Agent will be receiving such funds and the approximate date of such deposit and will specify the source of such funds.

     Section 4.3. Initial Deposit Into Reserve Account.  On the date of Closing,
                  ------------------------------------
the Company shall cause $600,000 to be deposited into the Reserve Account.

     SECTION 5. DISBURSEMENTS FROM ACCOUNTS.
                ---------------------------

     Section  5.1.  Disbursements  from the  Collection  Account.  On each  Note
                    --------------------------------------------
Payment Date, the Collateral Agent shall withdraw Funds from the Collection Account for application in the following order of priority (such withdrawals to be made not later than 11:00 a.m. (New York time) on such Note Payment Date and only to the extent Funds are available therefor in the Collection Account):

     First,  the Collateral  Agent shall make pro rata payments of principal of,
     -----
interest on, and the Make-Whole Amount, if any, owing in respect of, the Notes and all other Secured Obligations then due and owing;

     Second,  if the Reserve Account  Balance is less than the Required  Reserve
     ------
Balance as of such Note Payment Date, the Collateral Agent shall transfer to the Reserve Account an amount of Funds equal to such deficiency; and

     Third, if (x) no Default or Event of Default has occurred and is continuing
     -----
and (y) the Royalty  Payment  Coverage Ratio is equal to or greater than 1.25 to
1.00 as of the end of the fiscal quarter of the Company ending on or immediately preceding such Note Payment Date (as certified in the applicable Withdrawal Request), the Collateral Agent shall transfer the balance, if any, of Funds held in or credited to the Collection Account to the Company.

Not later than two Business Days prior to each Note Payment Date, the Company shall provide the Collateral Agent with a Withdrawal Request specifying the information needed to enable the Collateral Agent to calculate the amount of Funds to be withdrawn from the Collection Account and applied in accordance with this Section 5.1. Notwithstanding anything in this Section 5.1 to the contrary, if the Company fails to deliver a Withdrawal Request for the transfer of funds under this Section 5.1, the Collateral Agent is authorized upon the written instructions of the Required

Holders to make withdrawals from the Collection Account for application in accordance with Paragraphs First, and Second above.

     Section 5.2. Disbursements from the Reserve Account.
                  --------------------------------------

     (a) On each Note Payment Date, if the aggregate amount of Funds transferred by the Collateral Agent pursuant to Paragraph First of Section 5.1 on such Note Payment Date is less than the aggregate amount of principal of, interest on, and Make-Whole Amount, if any, payable in respect of, the Notes and all other Secured Obligations due and owing as of such Note Payment Date (prior to giving effect to such transfer), the Collateral Agent shall withdraw Funds from the Reserve Account (such withdrawals to be made not later than 11:00 a.m. (New York time) on such Note Payment Date and only to the extent funds are available therefor) in an amount equal to such deficiency and shall transfer such Funds to the applicable Secured Parties.

     (b) On each Note Payment Date, in the event (after giving effect to the transfers referred to above) the Reserve Account Balance exceeds the Required Reserve Balance, the collateral Agent shall withdraw from the Reserve Account and deposit in the Collection Account the amount of Funds equal to such excess.

     Section 5.3. Transfers When an Event of Default is Continuing. Upon receipt
                  ------------------------------------------------
by the Collateral Agent of written notice that an Event of Default has occurred and is continuing, the Collateral Agent shall make transfers from the Accounts in accordance with Section 9.

     Section 5.4.  Disposition of Accounts Upon Payment of Secured  Obligations.
                   ------------------------------------------------------------
Upon final indefeasible payment in full of the Secured Obligations, the Collateral Agent shall hold all Funds held in or credited to the Accounts to the order of the Company or as otherwise required by applicable law.

     SECTION 6.  PERMITTED  INVESTMENTS.  Upon the request of the  Company,  the
                 ----------------------
Collateral Agent shall invest and reinvest any Funds held in or credited to either Account from time to time in Permitted Investments as instructed by the Company; provided, that (a) if the Company fails to so instruct the Collateral Agent or upon the occurrence and continuance of an Event of Default, the Collateral Agent shall invest and reinvest such Funds in Permitted Investments of the type described in clause (e) of the definition of such term or as otherwise directed by the Required Holders and (b) the maturity of any Permitted Investment shall not exceed 270 days (or, in the case of any Permitted Investment held in or credited to the Collection Account, the maturity thereof shall not extend beyond the Business Day immediately preceding the Note Payment Date next succeeding the date of acquisition thereof). Earnings on Permitted Investments held in or credited to each Account shall be deposited in such Account for application as provided for herein. All such investments and reinvestments shall be held in the name, and shall be under the sole dominion and control, of the Collateral Agent. All Funds held in or credited to either Account that are invested in a Permitted Investment are deemed to be held in such Account for all purposes of this Agreement. The Collateral Agent shall have no liability for any loss in investment of Funds held in or credited to either Account invested in Permitted Investments.

     SECTION 7.  COLLATERAL.  As collateral  security for the prompt  payment in
                 ----------
full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, now existing or hereafter arising, the Company hereby pledges, hypothecates, assigns, and transfers to the Collateral Agent for the equal and ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties a security interest in, all of the Company's right, title and interest in, to and under the following property, whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

          (a) each Account and all Funds held in or credited to each thereof;

          (b) all cash, investments and securities at any time on deposit in any Account, including all income or gain earned thereon and any proceeds thereof;

          (c) all Royalty Payments and all rights of the Company to receive moneys due and to become due under or pursuant to the License Agreement with respect thereto;

          (d) the proceeds of any judgments, settlements or other payments in connection with the BMG Litigation or any other litigation, arbitration or other legal proceeding relating to the Royalty Payments; and

          (e) without  limiting the provisions of the preceding  clauses of this
     Section 7, all proceeds, products, accessions, benefits, substitutions and replacements of and to any of the property of the Company described in the preceding clauses of this Section 7.

     SECTION 8. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the
                ----------------------------
pledge and security interest pursuant to Section 7, the Company hereby agrees with each Secured Party as follows:

     Section 8.1. Delivery and Other Perfection. The Company shall:
                  ------------------------------------------------

          (a) give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest;

               (b) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

               (c) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to (i) inspect and make abstracts from its books and records pertaining to the Collateral and (ii) be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Company with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require.

     Section 8.2. Other  Financing  Statements and Liens.  The Company shall not
                  --------------------------------------
file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

     Section 8.3.  Preservation  of Rights.  The  Collateral  Agent shall not be
                   -----------------------
required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     Section   8.4.   Special   Provisions   Relating   to  License   Agreement.
                      ---------------------------------------------------------

     (a) Anything herein to the contrary notwithstanding, the Company shall remain liable to perform all of its duties and obligations under the License Agreement and in respect of the Collateral to the same extent as if this Agreement had not been executed. The exercise by the Collateral Agent or any other Secured Party of any of the rights and remedies hereunder shall not release the Company from any of its duties or obligations under the License Agreement or in respect of the Collateral. Neither the Collateral Agent nor any of the other Secured Parties shall have any obligation or liability under the License Agreement or otherwise in respect of the Collateral by reason of this Agreement or be obligated to perform any of the obligations or duties of the Company under the License Agreement or otherwise in respect of the Collateral or to take any action to collect or enforce any claim for payment or any other right assigned hereunder.

     (b) The Company will at all times maintain instructions with BMG directing BMG to make all Royalty Payments directly to the Collection Account.

     (c) If the Company fails to perform any agreement contained herein, the Collateral Agent may, with reasonable notice to the Company, itself perform, or cause the performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company and shall be Secured Obligations to the Collateral Agent secured under
Section 7.

     Section  8.5.  Events of Default,  Etc.  During the period  during which an
                    ------------------------------------------------------------
Event of Default shall have occurred and be continuing:
------------------------------------------------------

          (i) the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise reasonably modify the terms of any of the Collateral;

          (ii) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof, (and the Company agrees to take all such action as may be appropriate to give effect to such right);

          (iii) the Collateral Agent may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (iv) the Collateral Agent may, upon 10 Business Days' prior notice to the Company of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released; and the Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

          (v) The Collateral Agent's and any Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent or such Secured Party deals with similar property for its own account. None of the Collateral Agent or the Secured Parties, nor their respective directors, officers, employees, or agents, shall be liable to the Company for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any of the Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof The rights of the Collateral Agent and the Secured Parties hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent or any Secured Party of any right or remedy against the Company or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefore, guarantee thereof or right of offset with respect thereto.

The proceeds of each collection or other disposition under this Section 8.5 shall be applied in accordance with Section 9.

     Section 8.6.  Removals,  Etc. Without at least 30 days' prior notice to the
                   --------------
Collateral Agent, the Company shall not (a) maintain any of its Records at any office or maintain its principal place of business at any place other than at the address specified in Section 5.21 of the Note Purchase Agreement or (b) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

     Section 8.7.  Private  Sale.  The  Collateral  Agent and the other  Secured
                   -------------
Parties, respectively, shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale, pursuant to Section 8.5, conducted in a commercially reasonable manner. The Company hereby waives any claims against the Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

     Section  8.8.  Attorney-in-Fact.  Without  limiting  any  rights  or powers
                    ----------------
granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 8 and taking any action and executing any instruments which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 8 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power, with reasonable notice to the Company, to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     Section 8.9.  Perfection.  Prior to or concurrently  with the execution and
                   ----------
                   delivery.


of this Agreement, the Company shall deliver to the Collateral Agent in form for filing such financing statements and other documents in such offices as the Collateral Agent may reasonably request to perfect the security interests granted by Section 3 of this Agreement. The Company hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Company where permitted by law.

                  Section 8.10. Termination of Security Interest. When all
                                --------------------------------
Secured Obligations shall have been finally and indefeasibly paid in full, the security interest created by this Agreement shall terminate and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company.

     Section 8.11. Expenses. The Company agrees to reimburse each of the Secured
                   --------
Parties and the Collateral Agent for all costs and expenses of the Secured Parties and the Collateral Agent (including, without limitation, the fees and expenses of legal counsel) in connection with (a) any Event of Default and any enforcement or collection proceeding resulting therefore including, without limitation, all manner of participation in or other involvement with (i) performance by the Collateral Agent of any obligation that the Company has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings, (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (v) enforcement proceedings hereunder in respect of the Collateral and (b) the enforcement of this Section 8.11, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 7.

     Section 8.12.  Further  Assurances.  The Company agrees that,  from time to
                    -------------------
time upon the request of the Collateral Agent, the Company will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effectuate the purposes of this Agreement.

     SECTION 9. APPLICATION OF PROCEEDS.  After an Event of Default has occurred
                -----------------------
and is continuing, except as otherwise expressly provided herein, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant to any Collateral Document, and any Funds held in or credited to the Accounts and cash at the time held by the Collateral Agent under this Section 9 shall be distributed by the Collateral Agent at the times specified in the following order of priority:

          First,  to the Collateral  Agent in an amount equal to (a) the cost of
          -----
     any indemnity to be provided to the Collateral Agent in respect of the enforcement of any of the rights of the Collateral Agent or other Secured Parties under the Collateral Documents and (b) the fees and expenses of the Collateral Agent then due and owing;

          Second,  to the  Secured  Parties  in an amount  equal to the fees and
          ------
     expenses (including counsel fees and expenses) of the Secured Parties in respect of the enforcement of any of the rights of the Secured Parties under the Financing Documents to the extent permitted by such documents;

          Third, to the Noteholders in an amount equal to the unpaid interest on
          -----
     the Notes, whether or not then due and owing and, in case such proceeds shall be insufficient to pay in full such interest, then to the payment thereof ratably (without priority of any one over any other) in proportion to the unpaid amounts thereof on the relevant date;

          Fourth,  to the Noteholders in an amount equal to the unpaid principal
          ------
     of the Notes whether or not then due and owing and, in case such proceeds shall be insufficient to pay in full such principal, then to the payment thereof ratably (without priority of any one over any other) in proportion to the unpaid amounts thereof on the relevant date;

          Fifth,  to the Secured Parties in an amount equal to all other Secured
          -----
     Obligations due such Secured Parties under the Financing Documents and, in case such proceeds shall be insufficient to pay in full such Secured Obligations, then to the payment thereof ratably (without priority of any one over any other) in proportion to the unpaid amounts thereof on the relevant date; and

          Sixth, after payment in full of all Secured  Obligations,  any surplus
          -----
     then remaining shall be transferred to the Company or its successors or assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     As used in this Section 9, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any such amounts received under any reorganization, liquidation, or adjustment of debt of the Company.

     SECTION 10. ADDITIONAL  SECURED  INDEBTEDNESS.  If the Company shall at any
                 ---------------------------------
time desire to incur any additional Secured Indebtedness in compliance with the provisions of Section 10.6 of the Note Purchase Agreement, the Company shall give `written notice thereof to the Collateral Agent and the other Secured Parties, and any such notice shall include calculations in reasonable detail demonstrating that the incurrence of such Indebtedness (on the proposed date of issuance thereof) will comply with the requirements of Section 10.6 of the Note Purchase Agreement. Upon receipt of any such notice, the Collateral Agent and the Secured Parties agree to execute and deliver such further instruments (including an amendment to this Agreement) and do such other acts and things as may be reasonably required to cause the Lien created by this Agreement to equally and ratably secure the obligations of the Company in respect of such additional Secured Indebtedness.

     SECTION 11. MISCELLANEOUS.
                 -------------

     Section 11.1. No Waiver.  No failure on the part of the Collateral Agent to
                   ---------
exercise, no course of dealing and no delay in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof and no single or partial exercise of any right, power or remedy under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     Section  11.2.  Severability.  Any  provision  of  this  Agreement  that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fun extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.3.  Successors and Assigns.  This Agreement shall bind and inure
                    ----------------------
to the benefit of and be enforceable by the Company, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns hereunder and, in addition, shall inure to the benefit of and be enforceable by all Secured Parties from time to time; provided, however, that the Company shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Required Holders.

     Section 11.4. Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     Section  11.5.  Amendment,  Waiver,  Etc.  No  amendment  or  waiver of any
                     ------------------------
provision of this Agreement shall be effective unless the same shall be in writing and signed by the Collateral Agent, the Required Holders and the Company, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given (provided that (i) no amendment, modification or waiver shall, unless by an instrument signed by all of the Secured Parties or by the Collateral Agent acting with the consent of all of the Secured Parties, amend or waive Sections 2.3, 5 or 9 or this Section 11.5).

     Section  11.6.  Headings.  The table of contents  and  captions and section
                     --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section  11.7.  Notices.  All  notices,  requests,   consents  and  demands
                     -------
hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 18 of the Note Purchase Agreement or, if to the Collateral Agent or the Depositary Bank, at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party, and in any case, shall be deemed to have been given at the times specified in said Section 18.

     Section 11.8. Reinstatement.  This Agreement and any Lien created hereunder
                   -------------
shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Company shall indemnify the Collateral Agent and each other Secured Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Collateral Agent or such other Secured Party in connection with such rescission or restoration.

     Section 11.9.  Termination.  This Agreement  shall remain in full force and
                    -----------
effect until all Secured Obligations shall have been finally and indefeasibly paid in full. The provisions of Section 2.3 shall survive any termination of this Agreement.

     Section 11.10. NO THIRD PARTY BENEFICIARIES.  The agreements of the parties
                    ----------------------------
hereto are solely for the benefit of the Company, the Collateral Agent and the Secured Parties, and no Person (other than the Secured Parties and their successors and permitted assigns hereunder) shall have any rights hereunder.

     Section  11.11.  GOVERNING  LAW.  This  agreement  shall be governed by and
                      --------------
construed in accordance with the law of the State of New York (excluding choice of law principles of the law of such State that would require the application of the law of jurisdiction other than such State).

     IN WITNESS WHEREOF, the Company, each Purchaser, the Collateral Agent and the Depositary Bank have caused this Agreement to be duly executed by their duly authorized officers all as of the date first above written.

              IGEN INTERNATIONAL, INC.


              By: /s/ George V. Migausky
              --------------------------
              Title: Chief Financial Officer

              BANKERS TRUST COMPANY,
              as Collateral Agent



              By: /s/Lou Bodi
              ---------------
              Name: Louis Bodi
              Title: Vice President


              Address for Notices:

              Bankers Trust Company
              Corporate Trust & Agency Services
              Four Albany Street
              10th Floor
              New York, New York 10006
              Telephone No.: 212-250-6137
              Facsimile No.: 212-250-6439
              Attention:  Structured Finance

              BANKERS TRUST COMPANY,
              as Depositary Bank


             By: /s/Louis Bodi
             -----------------
             Name: Louis Bodi
             Title: Vice President

             Address for Notices:

             Bankers Trust Company
             Corporate Trust & Agency Services
             Four Albany Street
             10th Floor
             New York, New York 10006
             Telephone No.: 212-250-6137
             Facsimile No.: 212-250-6439
             Attention:   Structured Finance

                       PURCHASERS
                       ----------

              JOHN HANCOCK MUTUAL LIFE INSURANCE
              COMPANY

              By: /s/Stephen Blewitt
              ----------------------
              Title: Senior Investment Advisor




              JOHN HANCOCK VARIABLE LIFE
              INSURANCE COMPANY

              By: /s/Stephen Blewitt
              ----------------------
              Title: Senior Investment Advisor


              INVESTORS PARTNER LIFE INSURANCE

              By: /s/Stephen Blewitt
              ----------------------
              Title: Senior Investment Advisor




              LUCENT TECHNOLOGIES INC. MASTER
              PENSION

              By: /s/Stephen Blewitt
              ----------------------
              Title: Senior Investment Advisor